UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 28, 2022

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK $0.0001, par value per share	USWS	NASDAQ Capital Market
WARRANTS	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Senior Secured Term Loan Credit Facility

On February 28, 2022 (the “Sixth Amendment Date”), U.S. Well Services, Inc. (the “Company”), USWS Holdings LLC (“Holdings”), U.S. Well Services, LLC (“USWS”) and the other subsidiaries of the Company party thereto (collectively, the “Term Loan Parties”) entered into a Consent and Sixth Amendment (the “Term Loan Amendment”) to the Senior Secured Term Loan Credit Agreement (as amended, amended and restated, supplemented, or otherwise modified, including by the Term Loan Amendment, the “Term Loan Agreement”) with CLMG Corp., as administrative agent (“Administrative Agent”) and term loan collateral agent (the “Collateral Agent”), and the lenders party thereto.

Pursuant to the Term Loan Amendment, the Term Loan Agreement was amended in order to (i) provide for an additional tranche of last-out term loans (such additional last-out term loans, collectively, the “Term C Loans”) to be made by one or more of the Term C Loan Lenders (as defined below) in an initial aggregate principal amount of $10.0 million, (ii) provide for incremental increases of up to $25.0 million in principal amount, but not to exceed $35.0 million in original principal amount in the aggregate for all such Term C Loans advanced under the Term Loan Agreement, and (ii) make certain modifications to the Term Loan Agreement on the terms and conditions set forth in the Term Loan Amendment.

The Term C Loans shall be funded by a syndicate of institutions, including Crestview III USWS Holdings II, L.P., and its affiliates and one or more other institutions (collectively, the “Term C Loan Lenders”) and shall be extended on a last-out basis in the payment waterfall relative to the existing Term A Loans and Term B Loans (each as defined in the Term Loan Agreement, and such existing Term A Loans and Term B Loans, collectively, the “First-Out Term Loans”) under the Term Loan Agreement and shall be otherwise made on the general terms and conditions consistent with the First-Out Term Loans. The Term C Loans are subject to an Agreement Among Lenders dated as of February 28, 2022 (the “Agreement Among Lenders”) among the Term Loan Parties, the lenders party thereto, and Administrative Agent.

The Term Loan Agreement shall provide for the funding of the Term C Loans on the following basis:

•	$10.0 million in aggregate principal amount of the Term C Loans, which was funded on the Sixth Amendment Date; and

•

During the period after the Sixth Amendment Date and until the earliest of (a) the date that is twelve (12) months after the Sixth Amendment Date, (b) the date on which all Term C Loans have been drawn or commitments to make such Term C Loans have been terminated, and (c) the occurrence of the Maturity Date (as defined in the Term Loan Agreement), the Term C Loan Lenders may, in their respective sole discretion, elect to increase the total commitments and sizing of the Term C Loans by an aggregate principal amount of up to $25 million (such optional increase, the “Incremental Upsizing Election”), which such incremental commitments, if any, shall be subject to the same terms and conditions as the other Term C Loans. On March 1, 2022, USWS made an Incremental Upsizing Election in the amount of $11.5 million and certain new Term Loan C Lenders, including David Matlin, made additional Term C Loans in such amount in the aggregate and became parties to the Agreement Among Lenders and the Side Letter (defined below).

The Term C Loans shall bear interest at a rate of Benchmark Rate (as defined in the Term Loan Agreement) (subject to a 2.0% floor) plus twelve percent (12.0%) per annum, accrued on a daily basis, to be paid in-kind by increasing on each Interest Payment Date (as defined in the Term Loan Agreement) the principal amount of the outstanding amount of the Term C Loans by the amount of accrued but unpaid interest. The default rate for the Term C Loans shall be two percent (2.00%) over and above the non-default rate, subject to the same terms and conditions for Term A Loans and Term B Loans (in each case, as defined in the Term Loan Agreement).

Pursuant to a letter agreement, dated February 28, 2022, by and among the Term C Loan Lenders, the warrant holder party thereto, and the Term Loan Parties (the “Side Letter”), as amended by the Amendment to Term Loan C Side Letter dated March 3, 2022, USWS has also agreed to pay the following premiums to the Term C Loan Lenders, on a pro rata basis on account of the principal amount of the Term C Loans held by each such Term C Loan Lender, only after the repayment in full in cash of all outstanding Term A Loans and Term B Loans, and of all other obligations (other than unmatured or contingent indemnities) due and payable under the loan documents with respect to the Term

A Loans and Term B Loans, and upon any prepayment or repayment of the Term C Loans and upon any acceleration of the Term C Loans pursuant to Section 6.01 of the Term Loan Agreement, regardless of whether such repayment or prepayment is at USWS’s option:

(a) if such repayment, prepayment, or acceleration occurs on or prior to the date that is the three (3) month anniversary of the Sixth Amendment Date, thirty percent (30.0%) of such repaid, prepaid, or accelerated amount,

(b) if such repayment, prepayment, or acceleration occurs after the date that is the three (3) month anniversary of the Sixth Amendment Date but on or prior to the date that is the six (6) month anniversary of the Sixth Amendment Date, sixty-five percent (65.0%) of such repaid, prepaid, or accelerated amount, and

(c) if such repayment, prepayment, or acceleration occurs after the six (6) month anniversary of the Sixth Amendment Date, one hundred percent (100.0%) of such repaid, prepaid, or accelerated amount.

Additionally, pursuant to the Term Loan Amendment, other covenants and terms in the Term Loan Agreement were amended including, but not limited to, certain covenants relating to collateral, approved growth capital expenditures, amortization, and mandatory prepayments.

The foregoing descriptions of the Term Loan Amendment and the Side Letter do not purport to be complete and are qualified in their entirety by reference to the complete text of the Term Loan Amendment, the Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022, the Agreement Among Lenders, the Side Letter and the Amendment to Term Loan C Side Letter, which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Warrant Agreements

On February 28, 2022, in connection with the entry into the Term Loan Agreement and Side Letter, the Company entered into a Warrant Agreement between the Company and Continental Stock Transfer & Trust Company (the “February 28 Warrant Agreement”) to provide for the issuance of 13,595,488 warrants (the “February 28 Warrants”) to certain of the Term C Loan Lenders. Pursuant to the February 28 Warrant Agreement, the February 28 Warrants are exercisable into Class A Common Stock at an exercise price per share of Class A Common Stock equal to $1.10, subject to adjustment. The February 28 Warrants have a six year term.

On March 1, 2022, the Company entered into a Warrant Agreement between the Company and Continental Stock Transfer & Trust Company (the “March 1 Warrant Agreement” and, together with the February 28 Warrant Agreement, the “Warrant Agreements”) to provide for the issuance of 1,046,511 warrants (the “March 1 Warrants” and together with the February 28 Warrants, the “Warrants”) to certain of the Term C Loan Lenders who did not receive February 28 Warrants. Pursuant to the March 1 Warrant Agreement, the March 1 Warrants are exercisable into Class A Common Stock at an exercise price per share of Class A Common Stock equal to $1.29, subject to adjustment. The March 1 Warrants have a six year term.

The Warrants issued pursuant to the Warrant Agreements were offered in a private offering that is exempt from registration under the Securities Act, and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The foregoing description of the Warrant Agreements do not purport to be complete and is qualified in its entirety by reference to the complete text of each of the Warrant Agreements, which are filed herewith as Exhibit 10.6 and Exhibit 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

On February 28, 2022, in connection with the issuance of the February 28 Warrants pursuant to the Term Loan Amendment and Side Letter, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the parties set forth on Schedule A thereto (each, a “Purchaser” and collectively, the “Purchasers”), and on March 1, 2022, the Company entered into an amendment to the Registration Rights Agreement (the “Registration Rights Agreement Amendment”) with the Purchasers and the new Term C Lenders, relating to the registration of the Class A Common Stock issued or issuable upon exercise of the Warrants (collectively, the “Registrable Securities”). Pursuant to the Registration Rights Agreement, the Company is required, so long as it remains subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to use its commercially reasonable efforts (i) to file a shelf registration statement (the “Initial Shelf Registration Statement”) on or before the Shelf Registration Filing Deadline (as defined in the Registration Rights Agreement), and to cause the Initial Shelf Registration Statement to become effective no later than four months following the filing of the Initial Shelf Registration Statement, and (ii) if, by the third anniversary (the “Renewal Deadline”) of the effective date of the Initial Shelf Registration Statement, any of the Registrable Securities remain unsold by any holder of the Registrable Securities, to file a new shelf registration statement (the “New Shelf Registration Statement”) covering the Registrable Securities included on the Initial Shelf Registration Statement and to cause the New Shelf Registration Statement to become effective within 180 days after the Renewal Deadline. In the event that the Company ceases to be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act prior to the filing of the Initial Registration Statement, the Registration Rights Agreement requires the Company to use its commercially reasonable efforts to file a registration statement within four months after the day it again becomes subject to Section 13 or 15(d) of the Exchange Act. In certain circumstances, including in the context of a future initial public offering following a period in which the Company has no longer been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, and subject to customary qualifications and limitations, the holders of Registrable Securities will have piggyback registration rights on offerings of Class A Common Stock initiated by the Company, and selling Purchasers will have rights to request that the Company initiate up to two underwritten offerings of Registrable Securities in any 365-day period.

The foregoing description of the Registration Rights Agreement and the Registration Rights Agreement Amendment do not purport to be complete and is qualified in their entirety by reference to the complete text of the Registration Rights Agreement and the Registration Rights Agreement Amendment, which are filed herewith as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Term Loan Amendment, the Side Letter and the Term C Loans set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information regarding the private placement of the Warrants, and the Class A Common Stock issuable upon conversion thereof, pursuant to the Warrant Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The private placement of the Warrants was undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure

On March 4, 2022, the Company issued a press release announcing the entry into the Term Loan Amendment. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Warrants issued pursuant to the Warrant Agreements were offered in a private offering that is exempt from registration under the Securities Act, and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. Neither this Current Report on Form 8-K nor Exhibit 99.1 incorporated herein by reference, constitutes an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement, dated February 28, 2022, by and among U.S. Well Services, Inc. and the Purchasers party thereto.

4.2	First Amendment to Registration Rights Agreement, dated March 1, 2022, by and among U.S. Well Services, Inc. and the Purchasers party thereto.

10.1	Consent and Sixth Amendment to the Senior Secured Term Loan Credit Agreement, dated February 28, 2022, among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, USWS Holdings LLC, CLMG Corp., as administrative agent and collateral agent, and the lenders party thereto.

10.2	Joinder to Senior Secured Term Loan Credit Agreement, dated as of March 1, 2022, by and among the Term Loan Parties, THRC Holdings, LP, David Matlin, Peter Schoels, and CLMG Corp.

10.3	Agreement Among Lenders, dated February 28, 2022, by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, USWS Holdings LLC, LNV Corporation, LPP Mortgage, Inc., Crestview III USWS, L.P. and Crestview III USWS TE, LLC.

10.4	Letter Agreement, dated February 28, 2022, by and among the Term C Loan Lenders and the Term Loan Parties.

10.5	Amendment to Term Loan C Side Letter, dated March 3, 2022, by and among the Term Loan C Lenders and the Term Loan Parties.

10.6	Warrant Agreement, dated February 28, 2022, by and among U.S. Well Services, Inc. and Continental Stock Transfer & Trust Company.

10.7	Warrant Agreement, dated March 1, 2022, by and among U.S. Well Services, Inc. and Continental Stock Transfer & Trust Company.

99.1	Press Release dated March 4, 2022.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

March 4, 2022